Income Taxes	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three months ended June 30, 2018 and 2017 was 23.5% and 34.5%, respectively. The effective tax rate for the six months ended June 30, 2018 was 24.2% compared to 40.5% for the six months ended June 30, 2017. The effective tax rate for the three and six months ended June 30, 2018 improved as a result of a favorable geographic mix of pre-tax earnings, including improved pre-tax results in jurisdictions where the Company has, historically, been unable to benefit from pre-tax losses as well as a lower U.S. tax rate. The effective tax rate for the three and six months ended June 30, 2017 was mainly impacted by unbenefited losses in certain jurisdictions.

In December 2017, the U.S. government enacted new tax legislation (U.S. Tax Reform). U.S. Tax Reform changed many aspects of U.S. corporate income taxation including reducing the corporate tax rate from 35% to 21%, implementing a quasi-territorial tax system and imposing a tax on deemed repatriated earnings of certain foreign subsidiaries. At the end of 2017, the Company reasonably estimated the effects of U.S. Tax Reform. Those provisional estimates were not changed during the three and six months ended June 30, 2018. During 2018, the Company will continue assessing its previously recorded impacts of U.S. Tax Reform. Any revisions to the Company’s prior estimates will be treated in accordance with the measurement period guidance outlined in Staff Accounting Bulletin No. 118.